SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-S7)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      333-82332               75-2006294
          --------                      ---------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                               55437
----------------------                                               -----
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

                                       -2-
Item 5. Other Events.
        -------------

               The consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ending December 31, 2001, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)       Financial Statements.
                  ----------------------
                  Not applicable.

        (b)       Pro Forma Financial Information.
                  ---------------------------------
                  Not applicable.

(c)        Exhibits


                 Item 601(a) of Regulation S-K

  Exhibit No.    Exhibit No.    Description

1                   23            Consent of PricewaterhouseCoopers LLP,
                                  independent auditors of MBIA Insurance
                                  Corporation with respect to the
                                  Residential Funding Mortgage Securities I,
                                  Inc., Mortgage Pass-Through Certificates,
                                  Series 2002-S7.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By:    /s/ Randy Van Zee
                                                   Name:  Randy Van Zee
                                                   Title: Vice President

Dated: May 23, 2002

                             EXHIBIT INDEX

                Item 601 (a) of       Sequentially Exhibit
 Regulation S-K Numbered
Number          Exhibit No.           Description                 Page

------          -----------           -----------                 ----
   1               23                Accountant's Consent          5

                                    EXHIBIT 1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I Inc., relating to Mortgage Pass-Through Certificates, Series 2002-S7, of our reports, dated February 1, 2002, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001. We also consent to the reference to our firm under the caption "Experts."


                                             /s/ PricewaterhouseCoopers LLP
                                             PricewaterhouseCoopers LLP
Dated: May 23, 2002